                                  EXHIBIT 99.1

                          ANNUAL HOLDERS' TAX STATEMENT


Summary of Payments for CPS Auto Receivables Trust 1998-4 for the Year Ended December 31, 2001.

                                        Base Servicing     Principal payments     Interest payments
                                        -----------------------------------------------------------
CPS Auto Receivables Trust 1998-4       $2,337,059.74       $47,098,541.61         $17,986,338.15
                                        -----------------------------------------------------------

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